Caraco Pharmaceutical
Laboratories, Ltd.

Safe Harbor: This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are contained in the Corporation's filings with the
Securities and Exchange Commission and include: information of a preliminary nature that may be subject to adjustment, potentially not obtaining or delay in obtaining FDA approval for new products, governmental restrictions on the sale of certain products, dependence on key personnel, development by competitors of new or superior products or cheaper products or new technology for the production of products, the entry into the market of new competitors, market and customer acceptance and demand for new pharmaceutical products, availability of raw materials, timing and success of product development and launches, integrity and reliability of the
Corporation's data, compliance with regard to regulatory and cGMP managing our recent rapid growth and anticipated future growth, occasional credits to certain customers reflecting price reductions on products previously sold to them and still available as a shelf- stock adjustment, possibility of an incorrect estimate of chargebacks and the impact of such an incorrect estimate on net sales, gross profit and net income, dependence on few products generating majority of sales, product liability claims for which the Company may be inadequately insured, subjectivity in judgment of management in applying certain significant accounting policies derived based on historical experience, terms of contracts, accounts receivable allowances including chargebacks, rebates, income taxes, values of assets and inventories, litigation involving claims of patent infringement, litigation involving claims for royalties, and other risks identified in this report and identified from time to time in our reports and registration statements filed with the Securities and
Exchange Commission. These forward-looking statements represent our judgment as of the date of this report. We disclaim, however, any intent or obligation to update our forward-looking statements.

Caraco Overview
 What sets us apart from the pack?

Size of our Product Portfolio vs. the Size of
Company

Experienced Management Team

Vertically Integrated via Sun API’s

Disciplined Management

Ability to Service our Customers’ Immediate Needs

Capable of Creating Markets that Previously did not

    Exist

Caraco Overview
 What sets us apart from the pack?

Diverse Paths of Development

Building to fit the Current Environment

Improved Customer Mix

Removal of Barriers, Execution

Ability to Penetrate the Market

$85
$65
$45
$25
$5
($15)
46
26
11
15
16
60
36
(0)
25
22
83
41
(10)
25
9
84
42
17
31
20
2003
2004
F2006*
YTD F2007
Net Sales
Gross Profit
Net Income
Net Cash Income
Cash Flow from operations

Caraco Pharmaceutical Laboratories, Ltd.
 Annual Historical Results (in US $ millions)

*Change in fiscal year

$35
$30
$25
$20
$15
$10
$5
$0
-$5
-$10
21
10
(1)
7
5
25
13
(6)
8
4
25
13
5
10
7
28
14
2
10
8
31
15
10
11
5
Q3-F2006
Q4-F2006
Q1-F2007
Q2-F2007
Q3-F2007
Net Sales
Gross Profit
Net Income
Net Cash Income
Cash Flow from operations

Caraco Pharmaceutical Laboratories, Ltd.
Quarterly Analysis (in US $ millions)

$120
$100
$80
$60
$40
$20
$0
25
28
31
83
84
103
Actual Q1 F2007
Actual Q2 F2007
Actual Q3 F2007
Actual F2006*
Actual YTD F2007
Forecast F2007
Net Sales
Represents 25% growth over Fiscal 2006

Caraco Pharmaceutical Laboratories, Ltd.
SALES for Fiscal 2007 (YTD)
(in US $ millions)

* Change in fiscal year

19
10
6
3
7
2
20
15
10
5
0
Y 2004
QT 2005
Fiscal 2006
YTD Fiscal 2007
Q3-F2007
Number of ANDA Filings
ANDAs Awaiting Approval*

Caraco Pharmaceutical Laboratories, Ltd.
Product Development Quarterly Filings (ANDAS)

*Includes two tentative FDA approvals

Caraco Pharmaceutical Laboratories, Ltd.
Product Market Share Trends

Caraco is Currently Marketing 27 Generic
Pharmaceuticals and One Brand Product

One of the 27 Products was Launched in the Third
Quarter of Fiscal 2007

Eight of the 27 Products are in the Top Three of
Generic Market Share

Tramadol with Acetaminophen (generic Ultracet®)
was the Fastest Ramp up in Market Share in
Caraco’s History Representing Approximately 18.5%
in Three Months

Caraco Pharmaceutical Laboratories, LTD
Product Market Share Trends

12

ZONISAMIDE

Zonegran®

8

BACLOFEN

Lioresal®

12

TIZANIDINE

Zanaflex®

5

DIGOXIN

Lanoxin®

3

TRAMADOL W/
APAP

Ultracet®

8

CLONAZEPAM

Klonopin®

13

TRAMADOL

Ultram®

1

PAROMOMYCIN**

Humatin®

7

CHOLINE MAG

Trilisate®

7

GLIPIZIDE

Glucotrol®

6

TICLOPIDINE

Ticlid®

13

METFORMIN

Glucophage®

10

CARBMAZ 200MG

Tegretol®

11

METFORMIN ER

Glucophage XR®

5

CARBMAZ 100MG

Tegretol®

11

SALSALATE

Disalcid®

10

MIRTAZAPINE

Remeron®

3

PHENYTOIN

Dilantin®

11

GABAPENTIN

Neurontin®

8

MEPERIDINE

Demerol®

Mobic®

Midrin

Luvox®

Lopressor®

Brand Reference

MELOXICAM

MIDRIN CAPS

FLUVOX

METOPROLOL

Product

17

N/A

8

7

# of
Generics

9

OXAPROZIN

Daypro®

4

CLOZAPINE

Clozaril®

11

CITALOPRAM

Celexa®

5

FLURBIPROF

Ansaid®

# of
Generics

Product

Brand Reference

*Orange indicates top three market share, Green indicates recent move into top three market share

**Yellow indicates that Caraco is the only generic

October 2005 - December 2005

Chain - 1.14MM
Dist - 5.20MM
Whole - 3.15MM
Mg Care - 2.99MM
Govt - 8.17MM

October 2006 - December 2006

Chain - 3.93MM
Dist - 6.32MM
Whole - 7.02MM
Mg Care - 4.50MM
Govt - 9.43MM

Caraco Pharmaceutical Laboratories, Ltd.
Net Sales by Trade Class

9
8
7
6
5
4
3
2
1
0
Oct - Dec 2005
Oct - Dec 2006
Chain
Dist
Whole
Mg Care
Govt

Caraco Pharmaceutical Laboratories, Ltd.
Net Sales by Trade Class

Growth Percentages

Chain : 244.7%

Dist : 21.5%

Whole : 122.9%

Mg Care : 50.5%

Govt : 15.4%

Third Quarter Fiscal 2007 Highlights

Signed Two Definitive Agreements (One
During 3Q’07 and One After the Close of
3Q’07) Bringing Total to Three Definitive
Agreements Signed with Third Party
Developers or Formulators

Launched One Product - Phenytoin

Filed Two Products with FDA Bringing Total
Products Awaiting Approval to 19 Including
Two Tentative Approvals

Third Quarter Fiscal 2007 Highlights

Third Quarter Net Sales Growth of 51%
Year-over-Year (YTD 45%)

Gross Profit 48%

Successive Quarterly Growth of 11%

Expansion

Current Owned
Facilities are 114,000 sq
ft and Lease Another
67,000 sq ft for Total
Footprint of
Approximately 180,000
sq ft

Need to Build 100,000 -
125,000 sq ft Facility or
Move to 250,000 sq. ft
cGMP Facility for
Complete Company
Move

Fiscal 2007 forecast is for
an average of 300 million
tablets per month. Need
to average 400 million
tablets per month to
support near-term growth

Purchased a 6 Acre
Parcel

Ability to expand in
increments as cash flow
dictates

Can expand up to
450,000 sq ft at current
sites

Accomplishments Year-to-Date
Fiscal 2007

YTD Fiscal 2007; Filed 7 Products with the
FDA

Maintained Gross Profit of Approximately
49%, which is Above the Generic Industry
Average

Recognized by One of the “Big Three
Wholesalers” in US as Best Trade
Representative for Companies Under $100
Million in Sales with that Wholesaler

CARACO
PHARMACEUTICAL
LABORATORIES, LTD.
Caraco Clozapine Distribution System
CCDS
HOME
FORMS
DEMO
HELP
CONTACT US
Registration
Protocol
Product Info
Product Outset
PROVIDING VALUE THROUGH QUALITY PRODUCTS
COMBINED WITH TOP RATED SERVICE.
Update your Clozapine Patients Registry and
view patient's history at any time while dispensing Caraco Clozapine.
Log-in or register below.
Login
Forms
Company Info
User ID
Password
Printable Forms
Team Registration
Patient Registration
WBC Count Reporting
Pharmacy Stocking Form
Download Adobe Acrobat
Clozapine is one of
many products under the
Caraco label. To learn more about
the products and the company,
click on www.caraco.com

Caraco Pharmaceutical Laboratories, Ltd.
Clozapine Sales Update & Web Registry
Development

Caraco successfully launched
www.caracoclozapine.com on
March 20th 2006

30% Increase in Registered
Pharmacies and 88% increase
in Registered Clients, since the
Website’s Inception

Product Litigation

Lexapro – Teva/IVAX Lost First Case, Teva Appealed
Decision on November 6, 2006; Possible Upside if Caraco
Prevails. Forest was Denied Motion to Transfer its Action
Against Caraco to the United States District Court for the
District of Delaware; the Litigation will Proceed in Eastern
District of Michigan.

Prandin – First to File Position. Discovery Proceeding

Provigil – Determine Next Steps to Monetize, Awaiting
Tentative. Proceed for Summary Judgment.

Ultracet – Ortho Filed Suit Based on New Patent Effective
August 1st, which we Certified we do not Infringe;
Original Ruling from Lower Court Upheld by Federal
Appeals Court

Drivers Fiscal 2007

Approvals - Phenytoin

Pending Approvals

Increase / Maintain Share

Increase and Close Alternate Development
Projects

Drivers Fiscal 2007

Expand Current Development Streams and
Pursue New Opportunities

Expansion of Current Facilities

Improve Packaging

Continue Staff Improvements and Succession
Planning

CARACO
Thank You